Brokerage Commissions and Net Gains on Investment Securities	12 Months Ended
Mar. 31, 2014
Brokerage Commissions and Net Gains on Investment Securities

22. Brokerage Commissions and Net Gains on Investment Securities

Brokerage commissions and net gains on investment securities in fiscal 2012, 2013 and 2014 consist of the following:

	Millions of yen
	2012	2013	2014
Net gains on investment securities	¥24,894	¥28,805	¥19,412
Dividends income, other	4,443	6,009	7,771

	¥29,337	¥34,814	¥27,183

Trading activities—Net gains on investment securities include net trading gains of ¥9,324 million, net trading gains of ¥3,435 million and net trading losses of ¥3,208 million for fiscal 2012, 2013 and 2014, respectively. Gains on derivative trading instruments are included in income from discontinued operations. For further information, see Note 27 “Discontinued Operations.”